Fees Summary	Dec. 04, 2025 USD ($)
Fees Summary [Line Items]
Previously Paid Amount	$ 0.00
Total Fee Amount	165,118.93
Total Transaction Valuation	1,195,647,582.00
Total Offset Amount	0.00
Net Fee	$ 165,118.93